                                                                   EXHIBIT 10.33

                             SUBSERVICING AGREEMENT
                             ----------------------


     This SUBSERVICING AGREEMENT ("this SA") is made as of March 2, 1995, between:

     PAN AMERICAN, FSB BANK, whose principal office is located at 1300 South El Camino Real, 6th Floor, San Mateo, California 94550 ("Lender"); and

     DOVENMUEHLE MORTGAGE, INC. a Delaware corporation, whose address is 1501 Woodfield Road, Suite 400 East, Schaumburg, Illinois 60173-4982 ("Subservicer").


                                   RECITALS:
                                   --------

     A. Subservicer is engaged in the business of servicing and subservicing real estate mortgage loans evidenced by promissory notes and secured by mortgages, deeds of trust, trust deeds, security deeds, deeds to secure debt and like security instruments.

     B. Subservicer has the capacity to service or subservice for Lender the residential mortgage loans or pools of residential mortgage loans identified on
SCHEDULE I attached hereto and made a part hereof by this reference (which, together with any mortgage loans or pools of mortgage loans hereafter added with the consent of the Parties, are collectively referred to herein as the "Mortgage Loans"). In each instance, Lender is or will be either (1) the owner of the related Mortgage Loans to be serviced by Subservicer hereunder or (2) the owner of the right to service the related Mortgage Loans to be subserviced by Subservicer hereunder.

     C. Lender desires that Subservicer service or subservice the Mortgage Loans and Subservicer is agreeable to doing so, all on the terms and conditions hereinafter provided. For ease of reference and to avoid repetition, both the servicing of Mortgage Loans owned by Lender and the subservicing of Mortgage Loans for which Lender is the owner of the Servicing Rights are referred to herein as "subservicing" by the Subservicer.

     NOW, THEREFORE, in consideration of the Recitals and of the mutual and several agreements of Lender and the Subservicer (collectively, the "Parties") herein, and intending to be legally bound hereby, the Parties hereby agree as follows with respect to the subservicing of each Mortgage Loan or group of Mortgage Loans now or hereafter covered and governed by this SA.

                            ARTICLE  I - DEFINITIONS
                            ------------------------

1.1 For purposes of this SA, each of the following terms shall have the meaning specified with respect thereto.

     "Advances" is defined in Section 3.5 below.
      --------

     "Agencies" means FHLMC, FNMA and GNMA, as the context may indicate, each an
      --------
"Agency."

     "Ancillary Income" means all fees, administrative fees and other income
      ----------------
collected by Subservicer from Mortgagors or in respect of Optional Insurance, including without limitation late charges, bad check charges, assumption fees, fees for releases of liability, partial release fees, release deed and satisfaction fees and any other incidental fees permissible under Applicable Requirements, but does not include: (i) Servicing Fees; (ii) reimbursement of Advances or certain expenses as herein provided; (iii) the fees and charges described in Sections I.A, I.B., I.D., I.E., I.F., I.H., II and III of SCHEDULE II attached hereto and made a part hereof by this reference; nor (iv) collection of T&I and P&I payments from Mortgage Loan Mortgagors.

     "Applicable Requirements" means and includes, as of the time of reference,
      -----------------------
all of the following: (i) all Mortgage Loan-related contractual obligations of any Prior Servicer, of the Lender and of the Subservicer, as the case may be, including without limitation those contractual obligations of Prior Servicer and the Lender or the Subservicer contained in this SA or in the Mortgage Loan Documents for which the Lender or Subservicer is responsible or for which any Prior Servicer was at any time responsible; (ii) all applicable Mortgage Loan-related federal, state and local legal and regulatory requirements (including statutes, rules, regulations and ordinances) binding upon Lender or the Subservicer or any Prior Servicer; (iii) all other applicable Mortgage Loan-related requirements and guidelines of (1) each governmental agency, board, commission, instrumentality and other governmental body or officer having jurisdiction [including without limitation those of FHA, FHLMC, FNMA, GNMA, HUD and VA and their respective Guides]; and (2) the PMI Companies (if any), including without limitation their respective Guides; and (iv) all other applicable judicial and administrative judgments, orders, stipulations, awards, writs and injunctions.

     "ARM" means an adjustable-rate Mortgage Loan which allows the holder of the
      ---
promissory note secured thereby to periodically adjust the interest rate on the basis of the movement in a specified index.

     "Balloon" refers to a Mortgage Loan the principal of which will not fully
      -------
amortize before the scheduled maturity of that Mortgage Loan.

     "Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a
      ------------
day on which insured depository institutions in Illinois or California are authorized or obligated by law or executive order to be closed.

     "C.P.I." means Computer Power, Inc., the computer service bureau which
      ------
provides Subservicer's C.P.I. System.

     "C.P.I. System" means the Subservicer's automated loan servicing system
      -------------
provided by C.P.I.

     "C.P.I." is defined in SCHEDULE II.
      -----

     "Escrow Accounts" means all funds and accounts at the time of reference
      ---------------
held under the related Mortgage Loans by or for the Lender on behalf of the Mortgagors; Investors or others, including but not limited to: (i) Mortgage Loan trust funds and impound accounts maintained or controlled by or for the Lender for the purpose of paying, when due, Mortgage Loan related real estate taxes and special assessments, Hazard Insurance premiums, special hazard insurance premiums, mortgage insurance premiums and ground rents; (ii) P&I collections (including payoff amounts) not yet remitted to the appropriate Investors; (iii) undisbursed loss draft proceeds arising from insured losses to Mortgage Loan collateral, Optional Insurance premiums, buydown funds and other unapplied payments; and (iv) all other Mortgage Loan funds held by or for the Lender in connection with the Mortgage Loans which do not constitute corporate funds of the Lender.

     "FDIC" means Federal Deposit Insurance Corporation and any successor
      ----
corporation.

     "FHLMC" or "Freddie Mac" means the Federal Home Loan Mortgage Corporation
      -----      -----------
and any successor corporation.

     "FHA"means the Federal Housing Administration within HUD and any successor
      ---
agency or department.

     "FNMA" or "Fannie Mae" means the Federal National Mortgage Association and
      ----      ----------
any successor corporation.

     "GNMA" or "Ginnie Mae" means the Government National Mortgage Association
      ----      ----------
and any successor corporation.

     "Guides" means and includes, as of the time of reference, all Mortgage
      ------
Loan-related published guidance of FHA, FHLMC, FNMA, GNMA, HUD, VA and any PMI Companies, including without limitation mortgage letters, announcements, circulars, handbooks and manuals which establish requirements or procedures applicable to the origination, administration, pooling, servicing or subservicing of the Mortgage Loans or claims against FHA, VA or a PMI Company in connection therewith.

     "HUD" means the U.S. Department of Housing and Urban Development and any
      ---
successor agency or department.

     "Investor" means, as of the time of reference: (i) FNMA with respect to
      --------
Mortgage Loans owned or securitized by FNMA; (ii) FHLMC with respect to Mortgage Loans owned or securitized by FHLMC; (iii) with respect to Mortgage Loans collateralizing securities guaranteed by GNMA, either the Party having Issuer Responsibility or the holders of related GNMA-guaranteed certificates or GNMA, as the context shall indicate; (iv) Lender, with respect to portfolio Mortgage Loans owned by Lender and serviced by Subservicer hereunder, other than an owner and holder referred to in the preceding clauses (i), (ii), (iii) or (iv).

     "Lender" means the Party identified as such at the top of Page 1 of this
      ------
SA.

     "Mortgage," "Mortgages" and "Mortgage Loans" refer to fixed-rate or
      --------    ---------       --------------
adjustable-rate mortgage loans and the security deeds, trust deeds, deeds of trust and other documents securing those fixed-rate or adjustable-rate loans which comprise the residential mortgage loans or pools of residential mortgage loans identified on SCHEDULE I, together with any such pools or loans hereafter subserviced hereunder by mutual agreement of Lender and Subservicer.

     "Mortgaged Premises" is a reference to the real estate encumbered by a
      ------------------
Mortgage to secure a Mortgage Loan.

     "Mortgagor" means the one or more mortgagors, trustors of trust deeds and
      ---------
deeds of trust, the grantors of any Mortgages securing a Mortgage Loan and the owners of the Mortgaged Premises at the time of reference.

     "Optional Insurance" means Mortgage/credit life insurance, accidental death
      ------------------
insurance, disability insurance, unemployment insurance or any similar optional insurance covering a Mortgagor for which premiums are collected by Subservicer.

     "Parties" means the Lender and the Subservicer, each a "Party."
      -------

     "Person" means and includes a human individual, partnership (general or
      -------
limited), corporation, trust, joint venture, joint stock company, association, unincorporated organization, government or agency or political subdivision thereof, or other entity.

     "P&I" means principal and interest.
      ---

     "PMI" means private mortgage insurance.
      ---

     "PMI Companies" is a generic reference to the insurance companies offering
      -------------
PMI.

     "Prime Rate" means the fluctuating prime rate published each Business Day
      ----------
under the "MONEY RATES" column in The Wall Street Journal.
                                  --- ---- ------ -------

     "Prior Servicers" is a collective reference to all individuals and entities
      ---------------
(except Subservicer) who at any time originated, serviced or subserviced any of the Mortgage Loans.

     "Servicing Rights" means the rights and responsibilities with respect to
      ----------------
servicing and supervising the Mortgage Loans and the associated Escrow Accounts and Mortgage Loan Files.

     "Subservicer" means the Party identified as such at the top of Page 1 of
      -----------
this SA.

     "T&I" means taxes and insurance.
      ---

     "Transfer Date" is defined in Section 6.3.
      -------------

     "VA" means the U.S. Department of Veterans Affairs and successor agency or
      --
department.


                     ARTICLE II - AGREEMENTS OF SUBSERVICER
                     --------------------------------------

2.1  In General.
     ----------

     (a) The foregoing Recitals are incorporated herein an made a part hereof as though restated at length at this point. Subservicer hereby agrees to subservice the Mortgage Loans pursuant and subject to the terms of this SA.

     (b) If any Investor requires consolidated reporting and remittances, then Subservicer shall have no duty to report and remit to that Investor on behalf of the Lender unless Subservicer subservices Lender's entire portfolio of mortgage loans owned and securitized by that Investor.

2.2  Compliance.
     ----------

     (a) Subservicer will comply with, and Subservicer will endeavor to cause each Mortgagor to comply with, all applicable state and federal rules and regulations and requirements of PMI Companies, including those requiring the giving of notices.

     (b) Where applicable, Subservicer will comply with the National Housing Act, as amended, and with the Servicemen's Readjustment Act of 1944, as amended, and with all rules and regulations issued under each of those statues, and with requirements of PMI Companies, including requirements concerning the giving of notices and submitting of claims required to be given or submitted to FHA, VA or to PMI Companies, to the end that the full benefit of any applicable FHA insurance, the guaranty of the United States of America, or PMI will inure to the benefit of Lender and Investors as their interests may appear. Subservicer will forward copies of all such notices or claims to Investor if requested in writing by Investor.

2.3  Duties of Subservicer with respect to Mortgage Loans.  Until the P&I of
     ----------------------------------------------------
each Mortgage Loan is paid in full, unless sooner terminated pursuant to the terms hereof, but subject always to Applicable Requirements and Lender's performance of its obligations under Section 3.5 below, Subservicer shall:

     (a) Collect applicable payments of principal, interest and applicable deposits for taxes, assessments and other public charges that are generally impounded, hazard insurance premiums, FHA insurance or PMI premiums, and all other items, as they become due;

     (b) Accept payments of P&I and Escrow Account deposits only in accordance with the Mortgage Loan Documents. Deficiencies in or excess in payments or deposits shall be accepted and applied, or accepted and unapplied, or rejected in accordance with the requirements of HUD and VA with respect to FHA and VA Mortgages respectively, and in accordance with the provisions of FNMA, FHLMC and other conventional Mortgage Loan instruments with respect to conventional Mortgage Loans;

     (c) Apply all installments and Escrow Account deposits collected by it from the Mortgagor, and maintain permanent mortgage account records which shall accurately reflect (and be capable of generating a paper "hard copy"): (i) at any time in chronological order the date, amount, distribution, installment due date and other transactions affecting the amounts due from or to the Mortgagor; and (ii) the latest outstanding balances of principal, Escrow Account deposits, advances and unapplied payments;

     (d) Pending disbursements, segregate and hold Escrow Accounts in an institution designated by Lender whose deposits are insured by the FDIC, meeting the requirements of

FHLMC, FNMA or GNMA, as appropriate, in such manner as to show the custodial nature thereof, and so that the Investor, and each separate Mortgagor whose funds have been contributed to such account or accounts will be individually protected, to the extent permitted by law, under the rules of FDIC. To the extent permitted by Applicable Requirements, Lender may designate itself as the depository institution for such Escrow Accounts. Subservicer's records shall show the respective interest of the Investor and each Mortgager in all such Escrow Accounts. All funds collected for P&I shall be held by and carried in records of the Subservicer "as trustee" and the Lender "as trustee" for the Investor, and shall be established in such a manner as to comply with all applicable rules and regulations of any governmental agency insuring or guaranteeing the Mortgage Loan. Subservicer shall:

          (i) deposit funds into Escrow Accounts within two (2) Business Days after Subservicer's receipt of related funds, it being understood and agreed that:

               (1) all transfers to and from Escrow Accounts will be accomplished through ACH or Fedwire transfers;

               (2) Lender will establish and maintain all Escrow Accounts in accordance with Agency or other Applicable Requirements and cooperate with Subservicer to facilitate appropriate draws on such Escrow Accounts;

               (3) Lender will honor (or if Lender is not bank or thrift, to direct the banks or thrifts holding Lender's Escrow Accounts to honor) all ACH transfer requests initiated by Subservicer;

               (4) Subservicer will initiate the ACH or Fedwire fund transfer process referred to in Section 2.2(d)(i)(1) above within one (1) Business Day following Subservicer's receipt of such funds; and

          (ii) notify Lender, not later than one (1) Business Day before any Investor P&I remittance is due, if P&I funds are required to be wire-transferred to Subservicer for remittance to such Investor;

     (e) Maintain deposits received from Mortgagors for the payment of recurring obligations in custodial accounts as specified in Subsection (d) of this Section. If any federal or state statute or rule of law requires the payment of interest on such deposits, Subservicer will pay such interest on Escrow Accounts which it maintains or controls, subject to Subservicer's rights under Section
3.5. Subservicer will determine the amount of deposits to be made by Mortgagors and will furnish to each Mortgagor, at least once a year, an analysis of the Escrow Account;

     (f) Maintain accurate records reflecting the status of taxes, ground rents and other recurring charges generally accepted by the mortgage servicing industry which would become a lien on the Mortgaged Premises. For all Mortgage Loans providing for the payment to and collection by Subservicer of Escrow Account deposits for taxes, ground rents or such other charges, Subservicer shall pay such charges before any penalty date and, whenever possible and when required by Applicable Requirements, in time to secure maximum discounts allowable. Subservicer assumes responsibility for the timely payment of all such items and will hold harmless and indemnify Lender and Investor from all penalties, loss or damage resulting from Subservicer's failure to discharge said responsibility (subject to Lender's performance of its obligations under Section
3.5 below, as aforesaid);

     (g) For any Mortgage Loan for which Escrow Account deposits have theretofore been waived or suspended, upon (i) notification to Subservicer by Subservicer's tax service of non-payment of real estate taxes, or (ii) notification to Subservicer of non-payment of other items customarily paid from escrow, or (iii) the failure of any Mortgagor to timely supply to Subservicer renewal policies of fire and extended coverage insurance, endeavor to obtain the necessary funds of policies from the Mortgagor. If the Mortgagor fails timely to cure his or her default, then Subservicer will: (1) make an Advance to pay any delinquent taxes and such other delinquent items; (2) if necessary, "force place" lapsed fire and extended insurance; (3) request reimbursement from Lender in accordance with Section 3.5; and (4) take appropriate steps to collect the Advances as quickly as possible and (if permitted to do so under Applicable Requirements) establish a fully funded Escrow Account at the earliest practicable time;

     (h) If funds held in a Mortgagors's Escrow Account are insufficient to timely pay, when due and in full, related real estate taxes and assessments, mortgage insurance premiums, hazard or flood insurance premiums, or other items customarily paid from an Escrow Account: (1) make Advances to pay such items;
(2) endeavor to collect the Advances from the Mortgagor in the shortest practicable time; and (3) request reimbursement from Lender in accordance with
Section 3.5;

     (i) Assure that improvements on the Mortgaged Premises securing each Mortgage Loan are insured by hazard insurance issued by companies acceptable to Investor in an amount at least equal to the unpaid principal balance of the Mortgage Loan or the full insurable value of the improvements, whichever is less, of a type at least as protective as fire and extended coverage, and containing a "standard" mortgagee clause (without contribution) in the form customarily used in the area in which the Mortgaged Premises are located. In all events, the provisions of the underlying Mortgage Loan Documents shall prevail. During the course of subservicing, the mortgagee clause under the hazard insurance will name the party insured as follows:

                     Lender, its successors and/or assigns
                         C/O DOVENMUEHLE MORTGAGE, INC.
                      1501 Woodfield Road, Suite 400 East
                        Schaumburg, Illinois 60173-4982

2.4  Other.  Subservicer shall be responsible for further safeguarding each
     -----
Investor's interest in the Mortgaged Premises and rights under the Mortgaged Loan by:

     (a) Inspecting the Mortgaged Premises in accordance with Applicable Requirements, and performing such other inspections as prudence and sound business judgment dictate;

     (b) To the extent possible, security any Mortgaged Premises found to be vacant or abandoned, and advising Investor of the status thereof;

     (c) Notifying Investor if Subservicer receives notice or otherwise becomes aware of any lien, bankruptcy, condemnation, probate proceeding, tax sale, partition, local ordinance violation, condemnation in the nature of eminent domain or similar event that would, in Subservicer's judgment, impair Investor's security; and Subservicer shall assist Investor in undertaking appropriate action to preserve its security;

     (d) Advising Investor and Lender (and thereafter, if appropriate, FHA, VA or a PMI Company) promptly upon receipt of any request for a partial release, easement grant, substitution, subdivision or resubdivision, subordination, alteration, or waiver of security instrument terms, and (if required by applicable Requirements or if approved by the related Investor) seeking necessary consents to such request;

     (e) (1) Advising the Lender promptly in all cases (and advising the related Investor, if requested) of any change in ownership of the Mortgaged Premises subject to a Mortgage Loan, and (subject always to Applicable Requirements) complying with all instructions of the Lender and Investors with respect to the acceleration or modification of the indebtedness. Subservicer will contact Lender immediately upon inquiry from a Mortgagor of the possibility of assumption. If Lender (and, if applicable, the related Investor) shall authorize assumption subject to qualification of the assumptors and receipt of further documentation, then Subservicer shall, upon receipt of a signed contract and an application fee from the Mortgagor and proposed assumptors, provide a blank application form for completion by the Mortgagor and assumptors, with applicable verification forms to be signed by the proposed assumptors. Upon receipt of the completed application and signed verification forms from the Mortgagor and proposed assumptors, as applicable, Subservicer will process the application (i.e., request credit reports and verify all information on the completed application) and forward the completed assumptions package to the Lender and/or Investor for further processing. Lender and/or Investor will then underwrite the requested assumption, request any required mortgage insurer's approval, and forward approved assumption to Subservicer for final transfer and assumption. If consent to assumption is denied, Lender and/or Investor will prepare a proper denial letter and forward the original denial letter to the Mortgagor and deliver a copy to the Subservicer.

          (2) Notifying the Lender within one (1) Business Day following Subservicer's receipt of a request for approval of an assumption and supplying all information in the possession of Subservicer which is requested by the Lender to facilitate the preparation by Lender of any required disclosures. Lender and/or Investor will prepare and forward all disclosures to the assumptors within time frames set by Applicable Requirements and send a copy set of all disclosures to Subservicer. With respect to an assumption, Subservicer shall have no responsibility or liability regarding disclosures required from the Investor or the Lender or the accuracy of the same, except as set forth in this Section 2.4(e).

     (f) Maintaining in force all times a policy of errors and omissions insurance coverage at Subservicer's sole expense, with appropriate deductibles. One of the purposes of such coverage is to provide Lender and Investor protection in liquidating a Mortgage Loan against the net loss that can be attributed to damage to the Mortgaged Premises from a hazard or peril required by the Investor to be insured and that otherwise would be insured but for Subservicer's negligence in allowing insurance coverage to lapse or failing to keep a sufficient amount of insurance in force. Subservicer shall also maintain at all times a policy of general liability insurance in amounts satisfactory to comply with all Applicable Requirements.

     (g) The disbursing of insurance loss settlements, including:

          (1) the receiving of reports of hazard insurance losses and assuring that proof of loss statements are properly filed;

          (2) authorizing the restoration and rehabilitation of the Mortgaged Premises;

          (3) collecting, endorsing and disbursing the insurance loss proceeds and arranging for progress inspection and payments, if necessary;

          (4) complying with all applicable FHA, VA or PMI Company requirements pertaining to settlement of mortgage insurance losses; and

          (5) endeavoring to preserve the priority of the Mortgage lien by complying with applicable mechanics' lien laws, to the extent commercially reasonable and in accordance with Subservicer's present practices and disbursement practices customary in the mortgage servicing industry;

     (h) Processing insurance loss drafts in the following manner:

          (1) Provided that the Mortgage Loan is current in all respects, Subservicer may endorse and deliver to Mortgagor without prior inspection of the Mortgaged Premises and completion or repairs settlement drafts for losses up to the amount of Two Thousand Five Hundred Dollars ($2,500.00);

          (2) With respect to settlement drafts for losses in excess of Two Thousand Five Hundred Dollars ($2,500.00), but no more than Five Thousand Dollars ($5,000.00), Subservicer may exercise its discretion as to the necessity of inspection and completion of repairs prior to endorsement and delivery of the draft. Subservicer's discretion will be based on factors such as extent of the loss, location of the Mortgaged Premises, Mortgage Loan payment history, extent of Mortgage Loan amortization, probable equity in the Mortgaged Premises, and any other relevant factors.

          (3) Prior to endorsement and delivery of settlement of drafts or losses in excess of Five Thousand Dollars ($5,000.00), Subservicer shall have an inspection of the Mortgaged Premises performed to ensure that the repairs have been completed.

     (i) Preparing and filing all necessary federal and state tax reports and returns with appropriate Investors, Mortgagors and the Internal Revenue Service, in accordance with Applicable Requirements, covering the period of Subservicer's subservicing of the related Mortgage Loans.

2.5  Investor Accounting.  Subject always to Applicable Requirements,
     -------------------
Subservicer shall:

     (a) Make and implement interest rate adjustments in compliance with applicable regulatory adjustable-rate mortgage loan requirements and the Mortgage Loan Documents, which adjustments reflect the applicable movements of the applicable Mortgage Loan rate index. Subservicer shall execute and deliver all appropriate notices required by applicable adjustable-rate mortgage loan regulations and the Mortgage Loan Documents regarding such interest rate adjustments including but not by way of limitation, timely notification to Investor or to Investor's successors or assigns, of applicable date and information regarding such interest rate adjustments, and methods of implementation of such interest rate adjustments, new schedules of Investors' shares of collections of P&I, and of all prepayments of any Mortgage Loan hereunder by Mortgagor.

     (b) Perform such other customary duties, furnish copies of reports available as standard reports through Subservicer's C.P.I. System, and execute such other documents in connection with its duties hereunder as Lender and Investor from time to time reasonably may require. Customized reports and computer tapes requested by Lender will be at Lender's expense.

     (c) Not accept any prepayment of any Mortgage Loan except as required or permitted under Applicable Requirements, nor waive, modify, release or consent to postponement on the part of the Mortgagor of any term or provision of the Mortgage Loan Documents without the written consent of the Investor.

     (d) Upon payment of the Mortgage Loan in full, Subservicer shall: (i) request the promissory note and original recorded documents from the Lender, Agency or document custodian, as appropriate; (ii) prepare and send to Lender for required execution and acknowledgment any documents required by law to be executed by Lender to effectuate release, satisfaction or reconveyance of the related Mortgage; (iii) for so-called "reconveyance states," prepare and send to the Trustee any necessary request for reconveyance, release, satisfaction or reconveyance documents, together with any applicable fees and charges in connection therewith; (iv) for non-reconveyance states and in accordance with Applicable Requirements, either (A) prepare and send to the public officer responsible for the recording of real estate documents any necessary release or satisfaction documents, together with any required fees, or (B) prepare and send to the Mortgagor any necessary release or satisfaction documents, for further processing at the behest of the Mortgagor; and (v) refund any unapplied Mortgagor deposits. Lender (or the Mortgagor to the extent permissible under Applicable Requirements) shall bear the Subservicer's out-of-pocket costs to complete release, satisfaction or reconveyance process.

     (e) Where Investors require interest paid through the end of the month although interest due from the Mortgagor is to the actual date of the pay-off, advance funds to cover any uncollected interest due the Investor, as provided in
Section 3.5.

     (f) Remit and report to Investors as follows:

          (i) within ten (10) Business Days after the end of each month, remit by check to Lender: (1) all P&I payments due Lender on warehouse or portfolio Mortgage Loans; (2) all service fees due Lender with respect to Agency-owned or third-party-owned Mortgage Loans; (3) all recoveries of Advances theretofore reimbursed to Subservicer by Lender; and (4) all other sums (if any) then due Lender from Subservicer under this SA; except that Subservicer may deduct from
(1), (2), (3) and (4):  (A) compensation then due Subservicer, as set forth in
SCHEDULE II; and (B) any other sums then due Subservicer in accordance with
Section 4.1;

          (ii) remit to the applicable Agencies P&I payments and guaranty fee payments and render reports due from Subservicer in accordance with Applicable Requirements; and

          (iii) deliver to Lender reports on P&I payments and net service fees as soon as the same are available, but not later than ten (10) Business Days after the month in question; and Subservicer shall also send to Lender a copy of all Investor-required "hard copy" paper reports, including each monthly FHLMC MidaNet Reconciliation Report, within four (4) Business Days after the related Investor Cut-Off Date.

     (g) If Lender requires that Subservicer report and remit directly to any Agency with respect to all mortgage loans servicing-related by Lender for that Agency, then Subservicer must service one hundred percent (100%) of mortgage loans which are servicing-retained by Lender for that Agency; and Subservicer will submit all reports and make all remittances to that Agency under Lender's assigned "seller/servicer" number or under such other number that Lender and that Agency may designate in writing to Subservicer.

     (h) If the Investor instructs Lender to service release or subservice release any Mortgage Loan(s) and Lender shall deliver such notice to Subservicer, then Subservicer shall immediately acknowledge, in writing to Lender, the Investor's request and proceed in accordance with the Investor's instructions. If Lender determines and instructs Subservicer not to proceed with the Investor's instruction, Lender agrees to hold Subservicer harmless from any action taken against Subservicer by the Investor, and from any loss or damage, including reasonable attorney's fees, resulting therefrom.

     (i) Manage Escrow Accounts and related deposit accounts as directed by Lender, hold any related custodial deposit accounts associated with receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. as "trustee" for Lender and/or Investor and/or Mortgagors with the exception of GNMA servicing. Pursuant to GNMA's regulations, Subservicer, as subservicer, is not permitted to withdraw/disburse funds from "P&I" custodial accounts. Any benefit or value derived from Escrow Account deposits shall accrue to the exclusive benefit of Lender.

2.6  Delinquency Control.  Subservicer shall:
     -------------------

     (a) Be responsible for protecting the Investor's investment in the Mortgage Loans by endeavoring to maintain the maximum possible number of Mortgage Loans in a current status, dealing quickly and effectively with Mortgagors who are delinquent or in default. Subservicer's delinquent Mortgage Loan subservicing program shall include: (i) an adequate accounting system which will immediately and positively indicate the existence of delinquent

Mortgage Loans; (ii) a procedure that provides for sending delinquent notices, assessing late charges and returning inadequate payments; and (iii) procedures for the individual analysis of distressed or chronically delinquent Mortgage Loans and counseling of the related Mortgagors.

     (b) Provide Lender and Investor with month-end collection and delinquency report within three (3) Business Days following the end of each month, identifying and describing the status of any delinquent Mortgage Loans, and will from time to time as need may arise, provide Lender and Investor with Mortgage Loan service reports relating to any items of information which Subservicer is otherwise required to provide hereunder, or detailing any matters the Subservicer believes should be brought to the special attention of Lender and Investor.

     (c) Upon the request and under the direction of Lender and Investor, assist in the foreclosure or other acquisition of the Mortgaged Premises securing any Mortgage Loan, the transfer or the Mortgaged Premises to the FHA or VA and the collection of any applicable mortgage insurance or guaranties and, pending completion of these steps, protect the Mortgaged Premises from waste and vandalism. At the option of the Investor, Investor may assign such Mortgage Loan to the Subservicer which will then conduct all such proceedings in its own name, promptly thereafter assigning and conveying to the Investor any title, equity or other property or right acquired by such proceedings. Subservicer will have title to the Mortgaged Premises conveyed in the name designated by
Investor.   Subservicer shall be entitled to promptly recoup all of its actual expenses incurred under this Section 2.6, including court costs and attorney's fees, in the manner described in Sections 2.5(f) and 4.1.

2.7  Books and Records.  Subservicer shall provide to Lender, not later than
     -----------------
ninety (90) days after the close of Subservicer's fiscal year, a statement of Subservicer financial condition as of the close of Subservicer fiscal year, certified by Subservicer's independent auditors, together with a report of Subservicer's independent auditors on the Uniform Single Audit Program for Mortgage Bankers. Subservicer will cooperate in all reasonable ways with Lender's auditors. Any additional requests for Mortgage Loan audit or confirmations to be performed by Subservicer's audit firm on Lender's Mortgage Loans shall be at Lender's sole expense. Subservicer will keep records satisfactory to Lender and Investor pertaining to each Mortgage Loan, and subject to Applicable Requirements: (i) such records shall be the property of Lender; and (ii) upon termination of this SA, such records shall be delivered to Lender or Lender's designee at Lender's expense.

2.8  Insurance.  Subservicer will maintain in effect at all times and at its
     ---------
cost, a blanket fidelity bond and an errors and omission policy acceptable to FHLMC, FNMA and GNMA. If so requested by Lender, Subservicer shall cause certificates evidencing the existence of such coverage to be delivered to Lender.

2.9  Optional Services.  Lender shall have the right, at the inception of this
     -----------------
SA, to elect the following two optional services now provided by Lender:

          2.9.1     Private Label Servicing.
                    -----------------------

                    (a) If the related box appearing immediately after the signature blocks of the Parties on page 22 of this SA contains an "X" at the time of execution of this SA by Lender, then Lender has elected to utilize the Private Label Servicing Option ("the PLS Option") offered by Subservicer. If Lender elects the PLS Option, Subservicer will:

                        (1) provide payment coupon books to be affected mortgagors customized with the Lender's logo and other camera-ready customized graphic designs and paid for by Lender; and

                        (2) the payee on the Mortgagor's checks will be the Lender, c/o Subservicer.

                    (b) The additional cost to Lender of the PLS Option is specified in Part I of SCHEDULE II.

          2.9.2     Payoff Alert.
                    ------------

          (a) If the related box appearing immediately after the signature blocks of the Parties on page 22 of this SA contains an "X" at the time of execution of this SA by Lender, then Lender has elected to utilize the Payoff Alert Service Option ("the PAS Option") offered by Subservicer. If PAS Option is elected, then in addition to the duties of Subservicer set forth in Section
2.3 with respect to the Mortgage Loans, Subservicer shall, on each Business Day during the Term of his SA, unless the use of offering of PAS is sooner terminated by Lender or Subservicer in accordance with Section 2.9.2(c):

              (1) identify and place in a special temporary file (and log into a special log book maintained by Subservicer for this purpose) those written requests for Mortgage Loan verifications and payoff statements received by Subservicer by any means; and

              (2) at the end of the next Business Day, deliver to Lender, by facsimile transmission to a telephone number and marked for the attention of an individual as specified in writing by Lender to Subservicer from time to time, a copy of each such payoff or verification request received by Subservicer but not theretofore delivered to Lender.

          (b) The fixed monthly flat fee for PAS shall be determined in accordance with Part I of SCHEDULE II.

          (c) Lender may terminate its election to use the PAS at any time during the Term of this SA by written notice of termination delivered to Subservicer not less than thirty (30) days before the effective date of termination. Subservicer may terminate the PAS by written notice of termination delivered to Lender not less than sixty (60) days before the effective date of termination of the PAS.


                       ARTICLE III - AGREEMENTS OF LENDER
                       ----------------------------------

3.1  Documentation.  Lender shall provide (or cause any transferor servicer or
     -------------
subservicer of any Mortgage Loans to provide) to Subservicer, at no cost to
Subservicer:

     (a) prior to commencement of subservicing hereunder, all files, documents and records which are necessary or appropriate for Subservicer to receive in order to conduct the subservicing of the Mortgage Loans, as indicated in
SCHEDULE III attached hereto and made a part hereof by this reference, it being understood that (i) every item listed on SCHEDULE III is not absolutely required to properly subservice each Mortgage Loan, and that (ii) Subservicer will notify Lender of any instances of deficiency, when discovered, and request from Lender any documents not theretofore supplied which Subservicer believes it needs to properly subservice the related Mortgage Loan.

     (b) applicable documentation for each Mortgage Loan to be subserviced hereunder, to enable Subservicer to convert all required database fields and continue the Mortgage Loan on Subservicer C.P.I., System, without necessity of special enhancements, optional subsystems or special programming. All such documentation must be delivered to the Subservicer promptly after the related Transfer Date, and in all events in a reasonable amount of time before any Investor reporting is due from Subservicer;

     (c) if applicable and as soon as possible, a complete listing of any Mortgage Loans where the Mortgage Loan payment is inclusive of a personal or group insurance premium. This list will also provide; the name of the insurance company; type of premium coverage; premium amount; and the name and telephone number of the individual at Lender's firm or affiliate knowledgeable of such coverage. Furthermore, should Lender misrepresent, misinform, provide inadequate information or no information regarding the status of personal or group insurance coverages (i.e. mortgage life insurance) which would cause Subservicer to incur a loss or damage, Lender agrees to hold Subservicer harmless from, and defined Subservicer against, any and all claims, liabilities, damages and loss, including reasonable attorneys' fees, resulting therefrom;

     (d) physical evidence that a hazard insurance policy is in force for each Mortgage Loan delivered to Subservicer for subservicing and allowing Subservicer sufficient time to receive evidence in house that all notifications shall be forwarded to Subservicer. Further, Lender agrees to hold Subservicer harmless from any loss or damage caused by insufficient evidence of hazard insurance coverage delivered to Subservicer or any loss or damage which occurred during a lapsed policy prior to delivery of subservicing to Subservicer;

     (e) complete credit files and any files associated with required or optional quality control audits and any associated record keeping validating required random sampling; and

     (f) for each Mortgage Loan to be subserviced hereunder, all at Lender's cost, the transfer of any existing real estate tax service contracts to Subservicer; see the provisions of Part I of SCHEDULE II concerning real estate tax service contracts not then in existence.

3.2  Further Notification.  Lender shall:
     --------------------

     (a) Advise Subservicer upon delivery of each Mortgage Loan submitted for subservicing, as to whether the Mortgage Loan is in a warehouse (unsold) status or, if sold, specific information regarding the intended permanent Investor. If a Mortgage Loan which has been delivered to Subservicer in a warehouse (unsold) status is sold, Lender will immediately notify Subservicer of the sale by phone and will deliver a written copy of the permanent Investor's purchase advice for funding detailed report immediately thereafter. If the Investor charges a penalty for late reporting, remittances, etc., which were caused by Lender's delay in notifying Subservicer of the Investor's purchase of the Mortgage Loan(s), Lender agrees to promptly pay the penalty and Subservicer shall have no liability on account thereof; and

     (b) Discharge Subservicer from all liability for all Advances which are related to any Mortgage Loan included in any pool that has been created through "Mortgage-backed pass-through certificates" or securities, including Advances due to negative amortization. Subservicer will reimburse Lender as recoveries are made from Mortgagors, as provided in Section 3.5.

3.3  Default.  If:  (i) Lender shall fail to pay to Subservicer any sums as and
     -------
when due and payable to Subservicer under this SA, whether as compensation, reimbursement or otherwise; or (ii) any secured party holding a security interest granted by Lender as debtor shall demand that Subservicer pay over to that secured party any sums otherwise payable to Lender under this SA; or (iii) Lender shall be in default hereunder in any other respect; then Subservicer shall: (A) be entitled to set off, against its damages, all sums due from Subservicer to Lender hereunder; and (B) have and may exercise all other remedies permitted by law for breach of contract.

3.4  Compliance.  During the Term of this SA, including any extensions hereof,
     ----------
Lender agrees to comply with those Applicable Requirements relating to the Mortgage Loans which are the responsibility of Lender.

3.5  Advances.
     --------

     (a) The Lender has agreed: (i) to bear the risk of credit losses inherent in the Mortgage Loan servicing and subservicing portfolios hereunder, except for those losses caused by Subservicer's failure to comply with Applicable Requirements (including failure to comply with the provisions of this SA) and except as explicitly agreed to be borne by FHA, VA or any PMI Companies; and
(ii) to allow Subservicer to deduct, from service fees due Lender hereunder as provided in Section 2.5(f), the amount of all advances required to be made by Subservicer (collectively, the "Advances") to third parties (A) under the terms of this SA, or (B) under any applicable Servicing Agreements by which Subservicer is or may be bound, or (C) otherwise under Applicable Requirements.

     If at any time the total amount of service fees due Lender (but not yet remitted to Lender) under Section 2.5(f) is insufficient to fully fund Subservicer's Advance obligations hereunder, Lender will provide funding or reimburse Subservicer therefor within two (2) Business Days after Lender's receipt of Subservicer's written request therefor, except that Subservicer shall not request funding or reimbursement: (i) for P&I Advances, more often than once per month per Investor; nor (ii) for T&I or other required Advances, more often than once per week.

     In general, but without limiting the generality of the term "Advances", Advances may be triggered by the need to pay any of the following: principal and/or interest to an Investor; FHA mortgage insurance premiums or PMI, ground rents, taxes, special assessments or Hazard Insurance premiums over and above the amounts held in the related Escrow Accounts for such purposes; costs, expenses and fees of foreclosure or of acquiring title to the Mortgaged Premises by deed in lieu of foreclosure; and costs, fees and expenses of conveyance of any Mortgaged Premises to the FHA or VA or a PMI Company or to inspect or protect or repair the Mortgaged Premises; and recording charges and trustees' fees incident to release, reconveyance or satisfaction of any paid in full Mortgage Loan.

     (b) Subservicer shall diligently endeavor to collect and recover from the Mortgagors all Advances made by Subservicer which are not timely paid by, but which are the ultimate obligations of, the Mortgagors. If and when Subservicer is required to pay interest to any Investor through the end of a month, even though interest on an underlying Mortgage Loan ceased to accrue as of the date of payoff, the interest not collected as a consequence of the payoff before the end of such month shall be treated as an Advance to be paid by or reimbursed by Lender, except to the extent the loss is attributable to the Subservicer's failure to apply timely related payments actually received by Subservicer.

     (c) Upon any collection of Advances by Subservicer from time to time, such collections shall be promptly applied in full, to the extent thereof, in the following order of priority: (i) to reimburse Subservicer for any unrecouped Advances disbursed by Subservicer from Subservicer's corporate resources if Subservicer has elected in any instance to fund Advances from its own corporate resources; and (ii) any excess shall be refunded to the Lender.

     (d) Subservicer shall utilize funds received from Lender under this Section
3.5 solely to fund Advances required to be made by Subservicer under this SA or otherwise under Applicable Requirements, and FOR NO OTHER PURPOSES WHATSOEVER. Subservicer will provide complete supporting documentation to Lender within two
(2) Business Days following receipt from Lender of funds under this Section 3.5, detailing the Subservicer's uses of the funds so received.

3.6  Document Custodians; Expenses.  Lender will bear the entire cost of
     -----------------------------
establishment and maintenance of each document custodian regime required by FNMA, FHLMC or GNMA with respect to any of the Mortgage Loans.


                           ARTICLE IV - COMPENSATION
                           -------------------------

4.1  Compensation to Subservicer.  For providing the services contained in this
     ---------------------------
SA, the Parties agree that:

     (a) Subservicer shall be paid the fees and funded for Advances and certain expenses as provided in SCHEDULE II, in Sections 2.5(f) and 3.5 and in this
Section 4.1, during the Term of this SA and after termination or expiration of this SA, but only: (i) if Subservicer is continuing to provide the services required of it hereunder with respect to the Mortgage Loans; and (ii) until completion of transfer of subservicing to Lender or its designee.

     (b) Subservicer reserves the right to charge Lender: (i) for any additional out-of-pocket costs which Subservicer expects to incur for the set-up and subservicing of any Mortgage Loan which is not then compatible with, and therefore cannot be subserviced on, Subservicer's C.P.I. System without special enhancements, optional subsystems or special programming; and (ii) a monthly administrative fee for each Investor not now specified in SCHEDULE II (to take account of special servicing requirements and guidelines specified by such Investor), and a monthly fee for each bank account required to be maintained to service that Investor, all to be mutually agreed upon by both Parties in advance and in a writing which may be made a part of SCHEDULE II.

     (c) Any miscellaneous costs incurred by Subservicer from extraordinary requests by Lender shall be billed to Lender at cost and promptly paid by Lender upon receipt of billing.

4.2  Solicitation.
     ------------

     (a) Lender and Subservicer and their respective affiliates reserve the right to solicit individual Mortgagors for Optional Insurance. Any resulting income will be allocated in accordance with SCHEDULE II. Subservicer agrees to designate Lender or its designee as agent of record for all such policies in force at the time of transfer of subservicing, on the condition that Lender has provided Subservicer with the required state, Agency, Investor, insurer or any other regulatory or applicable approvals.

     (b) Except upon the prior written request or consent of Lender, Subservicer shall never, and hereby agrees not to: (i) solicit a refinancing of any Mortgage Loan; nor (ii) sell or rent to anyone a list of the Mortgage Loan Mortgagors; nor (iii) supply a list of Mortgage Loan Mortgagors to any Person except as permitted elsewhere in this SA or as required by law or to comply with legal process.


                          ARTICLE V - TERM; TRANSFERS
                          ---------------------------

5.1  Term.  The Term of this SA shall be for five (5) years, commencing as of
     ----
the first Transfer Date and ending on the day before the fifth (5th) anniversary of that first Transfer Date [or the last day of the month in which the day before the fifth (5th) anniversary occurs if the first Transfer Date was not the first day of a month].

5.2  Reimbursement.  Subservicer's right to funding or reimbursement for actual
     -------------
expenses, and funding or reimbursement for any Advances made on behalf of Lender in accordance with terms of this SA shall not be abrogated nor impaired even if the Investor to which Lender has sold Mortgage Loans instructs Subservicer in writing to service release or subservice release any Mortgage Loans to Lender or Investor's designee.

5.3  Notice of Subservicing Transfers.  Lender shall give to Subservicer at
     --------------------------------
least one-hundred twenty (120) days prior written notice of the intended effective date of any transfer of subservicing by Subservicer to Lender or to any third party, to permit orderly scheduling of subservicing transfers.

5.4  Transfers; Accounting.  Upon cessation of subservicing of any Mortgage Loan
     ---------------------
or any group of Mortgage Loans, Subservicer will: (i) account for and turn over, as appropriate, to Lender, Lender's designee, the Investors or Investors' designees, all funds collected under the related Mortgage Loan or group of Mortgage Loans, less all sums then due Subservicer; (ii) deliver to Lender, Lender's designee, Investors or Investors' designees all records and documents relating to each Mortgage Loan no longer subserviced; (iii) advise the related Mortgagors that their Mortgage Loans will henceforth be serviced by Lender, Lender's designee, Investor or Investors' designees; and (iv) otherwise comply with Applicable Requirements.


                    ARTICLE VI - REPRESENTATIONS, WARRANTIES
                    ----------------------------------------
                            AND COVENANTS OF LENDER
                            -----------------------

6.1  Assistance.  Lender warrants and represents to, and covenants and agrees
     ----------
with Subservicer that, to the extent possible, Lender shall cooperate with and assist Subservicer as requested by Subservicer, in carrying out Subservicer's covenants, agreements, duties and responsibilities under this SA and in connection therewith shall execute and deliver all such papers, documents and instruments as may be necessary and appropriate in furtherance thereof. Lender agrees to comply with all Applicable Requirements binding upon it.

6.2  Notice of Breach.  Lender shall immediately notify Subservicer of any
     ----------------
failure or anticipated failure on Lender's part to observe and perform any warranty, presentation, covenant or agreement required to be observed and performed by it as Lender under this SA.

6.3  Tax and Insurance Premium Payments Before a Transfer Date.
     ---------------------------------------------------------

     6.3.1     Tax Payments.  Lender warrants that, as of each "Transfer Date"
               ------------
(i.e., as of each date of delivery of the subservicing of related Mortgage Loans to Subservicer for subservicing hereunder): (i) all real estate taxes for those related Mortgage Loan shall be current; and (ii) all related real estate taxes which will become delinquent within thirty (30) days after the Transfer Date in question shall be paid before the related Transfer Date. Lender will indemnify and hold Subservicer harmless of and from any tax penalties and interest which arose or accrued prior to the delivery of the related subservicing to Subservicer or on account of any breach by Lender under this Section 6.3.1.

     6.3.2     Insurance Premiums.  Lender warrants that, as of each Transfer
               ------------------
Date: (i) all insurance premiums for the related Mortgage Loans shall be current; and (ii) all related insurance premiums which will become delinquent within thirty (30) days after the Transfer Date in question shall be paid before the related Transfer Date. Lender will indemnify and hold Subservicer harmless of and from all loss, damage and expense (including reasonable attorneys' fees) on account of any breach by Lender under this
Section 6.3.2.

6.4  Authority.  Lender is a corporation, duly organized, validly existing and
     ---------
in good standing under the laws of the United States of America, and has all requisite power and authority to enter into and perform its obligations under this SA. The individuals executing this SA on behalf of the Lender are duly authorized so to do.

6.5  Prior Compliance with Applicable Requirements.  Lender warrants to
     ---------------------------------------------
Subservicer that to the best of Lender's knowledge each Mortgage Loan was, prior to its subservicing Transfer Date hereunder, underwritten, originated, closed, serviced, and (if applicable) assigned or securitized or sold in compliance with all Applicable Requirements, except as otherwise disclosed (i) in SCHEDULE IV attached hereto and made a part hereof by this reference or (ii) to Subservicer in writing before the related Transfer Date. To the best of Lender's knowledge, as of its subservicing Transfer Date, there is no default of any Prior Servicer of any Mortgage Loan.


                   ARTICLE VII - REPRESENTATIONS, WARRANTIES
                   -----------------------------------------
                          AND COVENANTS OF SUBSERVICER
                          ----------------------------

     Subject to the provisions of ARTICLE VIII below, Subservicer warrants and represents to, and covenants and agrees with, Lender as follows:

7.1  Notice of Breach.  Subservicer shall immediately notify Lender of any
     ----------------
failure or anticipated failure on its part to observe and perform any warranty, representation, covenant or agreement required to be observed and performed by it as Subservicer. For any breach by Subservicer hereunder, Subservicer shall have the cure rights specified in Paragraph (1) of Part II of SCHEDULE II.

7.2  Agency Approvals.  Subservicer is an approved servicer for FHLMC and FNMA,
     ----------------
an approved issuer/servicer for GNMA and a lender approved by FHA and VA.

7.3  Authority.  Subservicer is a duly organized and validly existing
     ---------
corporation in good standing under the law of Delaware and has all requisite power and authority to enter into this SA and the individuals executing this SA on behalf of Subservicer are duly authorized so to do.

                     ARTICLE VII - INDEPENDENCE OF PARTIES;
                     --------------------------------------
                           INDEMNIFICATION; SURVIVAL
                           -------------------------

8.1  Independence of Parties.  The following terms shall govern the relationship
     -----------------------
between Lender and Subservicer:

     (a) Subservicer shall have the status of and act as an independent contractor. Nothing herein contained shall be construed to create a partnership or joint venture between Lender [or any of them if Lender consists of more than one Person] and Subservicer.

     (b) Subservicer shall not be responsible for representations, warranties or contractual obligations in connection with (1) the sale to or by FHLMC, FNMA or GNMA of any of the Mortgage Loans, or (2) the servicing or subservicing of any of the Mortgage Loans prior to the related Transfer Date and assumption of subservicing of the related Mortgage Loans by Subservicer pursuant to this SA.

     (c) Anything herein contained in this ARTICLE VIII or elsewhere in this SA to the contrary notwithstanding, the representations and warranties of Subservicer contained in this SA shall not be construed as a warranty or guarantee by Subservicer as to future payments by any Mortgagor.

     (d) Anything herein contained in this ARTICLE VIII or elsewhere in this SA to the contrary notwithstanding, Subservicer shall not be responsible for performance or compliance under any loan repurchase agreements, representations or warranties of an origination nature, or those servicing representations and warranties directly or indirectly related to the origination process made between Lender and any Investor either prior or subsequent to this SA.

8.2  Indemnification by Subservicer.  Except as otherwise stated herein,
     ------------------------------
Subservicer hereby agrees to, and shall, indemnify, defend and hold Lender harmless from any liability, claim, loss or damage, including reasonable attorneys' fees, resulting from or arising out of Subservicer's failure to observe or perform any or all of Subservicer's covenants, agreements, warranties or representations contained in this SA, EXCLUDING HOWEVER any failure by
Subservicer:

     (a) to make any payment of money to a third party which failure is attributable to a default of Lender hereunder, including without limitation a failure of Lender to provide funding for that payment or to timely reimburse Subservicer in accordance with Section 3.5; or

     (b) which is a result of Subservicer's compliance with a directive of the Lender or any Investor or with Applicable Requirements; or

     (c) which is attributable to a failure of Lender or any Investor or Prior Servicer to comply with Applicable Requirements.

8.3  Indemnification by Lender.  Lender hereby agrees to, and shall, indemnify,
     -------------------------
defend and hold the Subservicer harmless from any liability, claim, loss or damage, including reasonable attorneys' fees, directly or indirectly resulting from or arising out of Lender's failure to observe or perform any of Lender's covenants, agreements, warranties or representations contained in this SA. Further, Lender will indemnify Subservicer and hold it harmless of and from any liability, claim, loss or damage, including reasonable attorneys' fees, directly or indirectly resulting from or arising out of:

     (a) any failure of Lender or any Investor or Prior Servicer to comply with Applicable Requirements; or

     (b) Subservicer's compliance with a directive of the Lender or any Investor.

8.4  Survival.  The indemnifications, representations and warranties set forth
     --------
herein shall survive the expiration or termination of this SA.


                           ARTICLE IX - MISCELLANEOUS
                           --------------------------

9.1   Due Date of Payments; Interest Rate on Delayed Payments due Subservicer.
      -----------------------------------------------------------------------
All fees, payments, charges, expenses, Advances and any other sums payable to Subservicer by Lender hereunder, shall be due and payable as provided for herein. Upon any failure of Lender to timely comply with its funding obligations hereunder and without waiving any such default of Lender, all sums optionally advanced by Subservicer from its own resources shall bear interest on a per diem basis, based upon an annual interest rate of two percent (2%) over the Prime Rate.

9.2   Changes in Practices.  The Parties acknowledge that the standard practices
      --------------------
and procedures of the mortgage servicing industry change or may change over a period of time. To accommodate these changes, Subservicer may from time to time notify Lender of such changes in practices and procedures. Should any such proposed changes, made in good faith by Subservicer, be unacceptable to Lender, then Subservicer shall have no further obligation to continue subservicing under the terms of this SA, and may terminate this SA in accordance with ARTICLE V.

9.3   Assignment.  This SA may be assigned only after written consent of both
      ----------
Lender and Subservicer.

9.4   Prior Agreements.  If any provision of this SA is inconsistent with any
      ----------------
prior agreements between the Parties, oral or written, the terms of this SA shall prevail; and after the effective date of this SA, the relationship and agreements between Lender and Subservicer shall be governed entirely in accordance with the terms of this SA.

9.5   Annual Financial Statements
      ---------------------------

     (a) Lender agrees to furnish to the Subservicer, within ninety (90) days following the end of each of its fiscal years during the Term, a copy of its audited financial statements for the fiscal year then ended, including a balance sheet and supporting schedules and containing a detailed statement of income and expenses.

     (b) Subservicer agrees to furnish to Lender, within ninety (90) days following the end of each of its fiscal years during the Term, a copy of Subservicer's audited financial statements for the fiscal year then ended, including a balance sheet and supporting schedules and containing a detailed statement of income and expenses.

9.6   Entire Agreement.  This SA contains the entire agreement between the
      ----------------
Parties with respect to its subject matter and cannot be modified in any respect except by an amendment in writing signed by both Parties.

9.7   Invalidity.  The invalidity of any portion of this SA shall in no way
      ----------
affect the remaining portion hereof.

9.8   Effect. Except as otherwise stated herein, this SA shall remain in effect
      ------
until Lender's's interest in all of Mortgage Loans referred to, including the underlying security, are liquidated completely, unless sooner terminated or expired pursuant to the terms hereof.

9.9   Applicable Law.  This SA shall be governed by and construed in accordance
      --------------
with the laws of Illinois.

9.10  Notices. All notices, requests, demands and other communications which are
      -------
required or permitted to be given to a Party under this SA shall be in writing and shall be deemed to have been duly given: (i) upon the receipt thereof by the recipient Party; or (ii) upon the sending thereof (A) by registered or certified mail, postage prepaid, return receipt requested, or (B) by a recognized overnight courier service marked in each instance for the attention of the President of the Subservicer or the Loan Servicing
Manager of the Lender, as the case may be and addressed to the recipient
Party at that Party's address set forth on the first page hereof or to such other address in the United States of America as the recipient shall specify in a notice delivered to the other Party in accordance with this Section.

9.11  Waivers.  Either Party may, with written consent of both Parties, by
      -------
written notice to the other:

     (a) Waive compliance with any of the terms, conditions or covenants required to be complied with by the other hereunder; and

     (b) Waive or modify performance of any of the obligations of the other hereunder.

     The waiver by either Party of a breach of any provision of this SA shall not operate or be construed as a waiver of any other or subsequent breach.

9.12  Binding Effect.  This SA shall inure to the benefit of and be binding upon
      --------------
the Parties and their successors and permitted assigns.

9.13  Headings.  Headings of the ARTICLES and Sections in this SA are for
      --------
reference purposes only and shall not be deemed to have any substantive effect.

     IN WITNESS WHEREOF, each Party has caused this SA to be signed in its corporate name by its proper officers duly authorized, as of the day, month and year first above written.

          Subservicer                                Lender:
          -----------                                ------

DOVENMUEHLE MORTGAGE, INC., a            PAN AMERICAN BANK, FSB
Delaware corporation


By: /s/ WILLIAM A. MYNATT, JR.           By: /s/ ROBERT B. WILSON
   ----------------------------             ---------------------------
     William A. Mynatt, Jr.                   Robert B. Wilson
Its President                            Its Executive Vice President


ATTEST:                                  ATTEST:


By: /s/ RICHARD F. KOHN                  By: /s/ BLAIR F. KENNY
   ----------------------------             ---------------------------
     Richard F. Kohn                          Blair F. Kenny
Its Assistant Secretary                  Vice President

[X]    If the box at the left margin of this line contains an "X" at the time of execution of this SA by Lender, then Lender has elected to utilize the Private Label Servicing Option offered by Subservicer and more fully described in
Section 2.9.1.

[X] If the box at the left margin of this line contains an "X" at the time of execution of this SA by Lender, then Lender has elected to utilize the Payoff Service Option offered by Subservicer and more fully described in Section 2.9.2.